SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2005

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10275 (Commission File Number)	74-1914582 (IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant's telephone number, including area code    972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

____                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

____                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
                            CFR 240.14d-2(b)).

____                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17
                            CFR 240.13e-4(c)).

Section 5 - Corporate Governance and Management

 Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                   (b)  John C. Miller, Senior Vice President of Brinker International, Inc. (the "Company") and President of the Company's Romano's Macaroni Grill restaurant concept, resigned from the Company effective January 3, 2005.

                   Jean Birch has been elected to fill the position of Senior Vice President and Romano's Macaroni Grill President effective January 3, 2005.  Mrs. Birch, 45, joined the Company as Senior Vice President and Corner Bakery Cafe President in August 2003.  Mrs. Birch was previously employed by YUM! Brands, Inc. for 12 years.  During that time she served as Vice President of Operations for Taco Bell from October 2001 through August 2003, Senior Director of Concept Development for Pizza Hut from July 2000 to October 2001, and Director of Operations for Pizza Hut from January 1999 to July 2000.

Section 9 - Financial Statement and Exhibits.

 Item 9.01.  Financial Statements and Exhibits.

                   (c)  Exhibits.

                   99 Press Release, dated January 3, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: January 4, 2005	By: /s/ Douglas H. Brooks
Douglas H. Brooks, Chairman of the Board,
President and Chief Executive Officer